UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL		60606-6303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Lyle Logan was appointed the Lead Independent Director of the Board of Directors (“Board”) of Heidrick & Struggles International, Inc. (“HSII”) on May 24, 2018. Mr. Richard I. Beattie, who previously served as Lead Independent Director, retired from the Board of HSII on May 24, 2018. Mr. Logan will continue to receive the standard compensation for non-employee directors of HSII set forth in HSII’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 24, 2018, plus an annual retainer of $40,000 for serving as the Lead Independent Director.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of stockholders was held on May 24, 2018.

(b)	The results of the matters submitted to stockholders were as follows:

1.	Election of Eight Directors: Our stockholders elected the following eight directors to serve a one-year term expiring on the date of our 2019 annual meeting of stockholders or until his or her successor has been duly chosen and qualified.

	For	Against	Broker Non-Votes
ELIZABETH L. AXELROD	15,338,253	36,173	1,789,720
CLARE M. CHAPMAN	15,330,312	44,114	1,789,720
GARY E. KNELL	15,346,712	27,714	1,789,720
LYLE LOGAN	15,367,812	6,614	1,789,720
WILLEM MESDAG	15,343,253	31,173	1,789,720
KRISHNAN RAJAGOPALAN	15,364,353	10,073	1,789,720
ADAM WARBY	15,364,353	10,073	1,789,720
TRACY R. WOLSTENCROFT	15,255,590	118,836	1,789,720

2.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2018: Our stockholders approved this proposal.

For	17,049,513
Against	112,792
Abstain	1,841

3.	Advisory Vote to Approve Executive Compensation: Our stockholders approved this proposal.

For	14,731,521
Against	642,235
Abstain	670
Broker Non-Votes	1,789,720

4.	Approval of the Second Amended and Restated 2012 GlobalShare Program: Our stockholders approved this proposal.

For	14,939,859
Against	433,338
Abstain	1,229
Broker Non-Votes	1,789,720

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Registrant)

Date: May 29, 2018	By:	/s/ Kamau A. Coar
	Name:	Kamau A. Coar
	Title:	General Counsel